UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

______________________________

Date of Report
(Date of earliest
event reported):	January 22, 2014

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(414) 224-2000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2014, Journal Communications, Inc. (the "Company") announced the following organizational changes at Journal Broadcast Group, the Company’s broadcast business: (a) Debbie Turner, formerly Executive Vice President and General Manager WTVF/Nashville, became Executive Vice President of Television; (b) Steve Wexler, formerly Executive Vice President, Television and Radio, and General Manager of Journal Broadcast Group’s Milwaukee Radio and Television operations, became Executive Vice President of Radio; and (c) Jim Prather, formerly Executive Vice President, Television and Radio, General Manager of KTNV/Las Vegas and head of Journal Broadcast Group’s Western region, will continue to be Executive Vice President and General Manager of KTNV/Las Vegas. A copy of the press release announcing these changes is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein.

Item 9.01.	Financial Statements and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Not applicable.

(d)      Exhibits.  The following exhibit is being filed herewith:

           (99)      Press release of Journal Communications, Inc. dated January 22, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.

Date:	January 22, 2014	By:	/s/ Andre J. Fernandez
Andre J. Fernandez
President and Chief Financial Officer

JOURNAL COMMUNICATIONS, INC.

EXHIBIT INDEX TO FORM 8-K
Report Dated January 22, 2014

Exhibit No.

(99)	Press release of Journal Communications, Inc. dated January 22, 2014.

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